SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): March 6, 2001



                         CITRUS FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------

        Florida                        000-26145                65-0136504
-----------------------------     ----------------------     ----------------
(State or other jurisdiction      Commission File Number     (I.R.S. Employer
  Of incorporation)                                          Identification No.)




                     1717 Indian River Boulevard, Suite 100
                     --------------------------------------
                            Vero Beach, Florida 32960
                    (address of principal executive offices)
                  Registrant's telephone number: (561) 778-4100

ITEM 5.  Other Events

         On March 6, 2001, Citrus Financial Services, Inc. ("CFSI") announced its execution of a definitive agreement, under which it will merge with and into CIB Marine Bancshares, Inc. ("CIBM") in a stock-for-stock transaction.

         At December 31, 2000, CFSI had total assets of approximately $95.9 million and total stockholders' equity of approximately $8.8 million. As of that same date, CIBM had total assets of $2.4 billion and total stockholders' equity of $194.8 million.

         For more details on this transaction, a copy of the related press release is filed with this form.

ITEM 7.  Exhibits

         99.1     Press release dated March 6, 2001


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 6, 2001

                                   Citrus Financial Services, Inc.
                                   --------------------------------------------
                                   (Registrant)


                                   By: /s/ Randy J. Riley
                                       ----------------------------------------
                                           Randy J. Riley
                                           Interim President and Chief Executive
                                           Officer

                                                                    EXHIBIT 99.1



                         CIB MARINE BANCSHARES, INC. TO
                     ACQUIRE CITRUS FINANCIAL SERVICES, INC.

Pewaukee, WI - J. Michael Straka, President and CEO of CIB Marine Bancshares, Inc., Pewaukee, Wisconsin, and Robert L. Brackett, Chairman of the Board of Citrus Financial Services, Inc., Vero Beach, Florida, announced today that they have signed a definitive agreement whereby CIB Marine will acquire, through a merger transaction, Citrus Financial, including its banking subsidiary, Citrus Bank, N.A. Pursuant to the terms of the merger agreement, shares of Citrus Financial will be exchanged for shares of CIB Marine common stock. The terms of the transaction have not been disclosed. Neither the shares of CIB Marine nor Citrus Financial are publicly traded.

The transaction, which will be accounted for as a pooling of interests, is expected to close during the latter part of 2001. The transaction is subject to various regulatory approvals, Citrus Financial shareholder approval and other customary conditions.

Straka stated, "We are excited to be affiliating with Citrus Financial as this transaction will enable us to expand our Florida operations and better serve our current customers who have existing ties to Florida." In January 2001, CIB Marine established a loan production office in North Miami Beach. Straka emphasized that "CIB Marine's expansion into Florida is consistent with our growth strategy and will provide us with an opportunity to further strengthen our commercial lending and deposit base. We believe that our focus on the development of commercial banking relationships and providing more personalized service in a community banking atmosphere will be successful in Florida." Straka concluded that "The existing facilities and employees of Citrus Financial will provide the foundation upon which we will build our banking activities in the Florida market." Upon closing of the transaction, Jack E. Schall, a Senior Vice President and commercial lender with CIB Marine, and the manager of CIB Marine's loan production office in North Miami Beach, will serve as President and CEO of Citrus Financial's banking operations. Randy J. Riley, president of Citrus Bank will serve as Executive Vice President and continue to oversee the operations of the existing facilities in Vero Beach, Sebastian and Barefoot Bay. CIB Marine intends to continue using the Citrus Bank name in Florida.

Brackett commented, "CIB Marine is a well managed organization and we are pleased to be associated with a strong and growing company such as CIB Marine. The integration of Citrus Financial into the CIB Marine family will provide Citrus Bank with greater resources and expertise which will enable us to offer additional financial products and services to our customers."

CIB Marine is a multi-bank holding company headquartered in Pewaukee, Wisconsin, offering a full range of traditional banking services through the 42 facilities of its five separately chartered banking organizations: Central Illinois Bank with 17 banking facilities located throughout central Illinois; CIB Bank - Chicago with 13 banking facilities located in the Chicago metropolitan area; Marine Bank - Milwaukee with six banking facilities in the Milwaukee metropolitan area; CIB Bank - Indiana with five banking facilities located in the Indianapolis metropolitan area; and Marine Bank - Omaha with one banking facility located in Omaha, Nebraska. CIB Marine was originally incorporated in 1985 as Sidney Bancorporation, Inc., a one-bank holding company in Sidney, Illinois. In 1987, a group of investors led by Straka acquired the company which had total assets of $9.4 million. At December 31, 2000, CIB Marine had total assets of $2.4 billion.

Citrus Financial is a locally owned one-bank holding company headquartered in Vero Beach, Florida. Citrus Financial operates primarily through its subsidiary, Citrus Bank, offering a broad range of retail and commercial banking services. At December 31, 2000, Citrus Financial had total assets of approximately $95.9 million with 3 full-service banking facilities in Vero Beach, Barefoot Bay and Sebastian, and a loan production office in Sebring, Florida.

This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to CIB Marine's and Citrus Financial's filings with the Securities and Exchange Commission for a summary of important factors that could affect CIB Marine's and Citrus Financial's forward-looking statements. Neither CIB Marine nor Citrus Financial undertake any obligation to revise these statements following the date of this press release.

Shareholders of Citrus Financial and other investors are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4, which CIB Marine will file with the Securities and Exchange Commission ("SEC") in connection with the proposed merger because it will contain important information. After it has been filed, the proxy statement/prospectus will be available, for free, on the SEC web site (http://www.sec.gov) and from CIB Marine and Citrus Financial as follows:

         Donald J. Straka, Senior Vice President and General Counsel, CIB Marine Bancshares, Inc., N27 W24025 Paul Court, Pewaukee, WI 53072, Tel. No. (262) 695-6010.

         Randy J. Riley, Interim President and CEO, Citrus Financial Services, Inc. , 1717 Indian River Boulevard, Suite 100, Vero Beach, FL 32960, Tel. No. (561) 778-4100.

In addition to the proposed registration statement and proxy statement/prospectus, CIB Marine and Citrus Financial file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by either company at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C., 20549 or at the SEC's other public reference rooms in New York and Chicago. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. CIB Marine's and Citrus Financial's filings with the SEC are also available to the public from commercial document-retrieval services and on the SEC's web site at http://www.sec.gov.
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